UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2025

NSTS Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41232 (Commission File Number)	87-2522769 (I.R.S. Employer Identification No.)

700 S. Lewis Avenue Waukegan, Illinois (Address of Principal Executive Offices)	60085 (Zip Code)

(847) 336-4430
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NSTS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 3, 2025, NSTS Bancorp, Inc. (the “Company”) notified The Nasdaq Stock Market (“Nasdaq”) of the recent unexpected passing of Mr. Thaddeus M. Bond, Jr. At the time of his death, Mr. Bond was a director of the Company and a member and chairman of both its Nominating and Corporate Governance Committee and Compensation Committee. In the notice, the Company further notified Nasdaq that, as a result of Mr. Bond’s passing, the Company’s Board of Directors currently consists of six members, only three of whom are “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq listing standards. Accordingly, the Company does not meet the requirements of Rule 5605(b)(1) of the Nasdaq listing standards, which requires that a majority of the Board of Directors of the Company be comprised of “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq listing standards.

On February 7, 2025, the Company received a letter from Nasdaq confirming that, due to Mr. Bond’s death, the Company has temporarily fallen out of compliance with the requirements of Rule 5605(b)(1) of the Nasdaq listing standards.

In accordance with Rule 5605(b)(1)(A) of the Nasdaq listing standards, the Company has until the earlier of its next annual stockholders’ meeting or December 21, 2025 to regain compliance, or if the Company’s next annual stockholders’ meeting is held before June 19, 2025, then the Company must evidence compliance no later than June 19, 2025. Prior to the end of the cure period described above, the Company's Board of Directors intends to fill the vacancy on the Company’s Board of Directors with a person who meets the requirements of Rule 5605(b)(1) of the Nasdaq listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTS Bancorp, Inc.

Date: February 10, 2025	By:	/s/ Stephen G. Lear
	Name:	Stephen G. Lear
	Title:	President and Chief Executive Officer

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